Exhibit 10.26

Additional Compensation Information

Short-Term Incentives

      A description of short term incentive opportunities for executive officers for 2005 is included under Item 1.01 of the Company’s Form 8-K filed February 14, 2005, except for Patrick J. Ferguson, which is included in the Company’s Form 8-K filed May 12, 2005 and for Francis J. Tarallo, which is included under Item 5 of the Company’s Form 10-Q filed August 12, 2005. Each of these items is incorporated by reference herein. The terms of the bonus opportunities were modified to take the acquisition of CP Medical and the impact of the restructuring announced in August 2005 into consideration, as described under Item 1.01 of the Company’s 8-K filed January 5, 2006 and incorporated by reference herein.

      Information regarding short-term incentives paid for 2005 and a description of short-term incentive opportunities for 2006 is included under Item 1.01 of the Company’s Form 8-K filed February 22, 2006, and incorporated by reference herein.

      Information regarding short-term incentives paid for 2006 and a description of short-term incentive opportunities for 2007 is included under Item 5.02 of the Company’s Form 8-K filed February 20, 2007, and incorporated by reference herein.

Long-term Incentives

      From 2004 through 2006, the Company granted Performance Restricted Right Stock Units as long-term incentives. The forms of such awards are listed as exhibits to this Form 10-K.

      In February 2007, each named executive officer was granted awards under the Company’s long-term incentive program for the January 1, 2007 through December 31, 2009 performance period. The program is described in Item 5.02 of the Company’s Form 8-K filed on February 20, 2007, and the forms of awards are listed as exhibits to this Form 10-K.

Base Salaries

      The following annual base salaries for the Company’s named executive officers were established effective January 1, 2007:

Executive Officer	Annual Base Salary
M. Christine Jacobs	$511,500
Francis J. Tarallo	$265,000
Bruce W. Smith	$270,000
Patrick J. Ferguson	$242,000
R. Michael O’Bannon	$203,000

Director Compensation

      A description of director compensation for 2006 is included on page 15 of the Company’s proxy statement filed on March 27, 2006, and incorporated by reference herein.